Exhibit h.1

Nicholas-Applegate International & Premium Strategy Fund

[    ] Common Shares of Beneficial Interest

Par Value $0.00001 per Share

UNDERWRITING AGREEMENT

April [    ], 2005

UNDERWRITING AGREEMENT

                                                                                  April [    ], 2005

UBS Securities LLC

Wachovia Capital Markets, LLC

Legg Mason Wood Walker, Incorporated

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

Wells Fargo Securities, LLC

Advest, Inc.

Robert W. Baird & Co. Incorporated

Ferris, Baker Watts, Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomergy Scott LLC

KeyBanc Capital Markets, a division of McDonald Investments, Inc.

Oppenheimer & Co. Inc.

Stifel, Nicolaus & Company, Incorporated

Wedbush Morgan Securities, Inc.

as Representatives

c/o UBS Securities LLC

        as Managing Representative

299 Park Avenue

New York, New York 10171-0026

Ladies and Gentlemen:

Nicholas-Applegate International & Premium Strategy Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the “Fund”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”) an aggregate of [    ] common shares of beneficial interest (the “Firm Shares”), par value $0.00001 per share (the “Common Shares”), of the Fund. In addition, solely for the purpose of covering over-allotments, the Fund proposes to grant to the Underwriters the option to purchase from the Fund up to an additional [    ] Common Shares (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the Shares. The Shares are described in the Prospectus which is referred to below.

The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Act”), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the “Investment Company Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File Nos. 333-123072 and 811-21724), including a prospectus and a statement of additional information, relating to the Shares. The Fund has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) (each thereof, including such preliminary statement of additional information, being herein called a “Preliminary Prospectus”) relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (the “Effective Date”), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act is herein called the Registration Statement, and the prospectus (including the statement of additional information), in the form filed by the Fund with the Commission pursuant to Rule 497 under the Act or, if no such filing is required, the form of final prospectus (including the form of final statement of additional information) included in the Registration Statement at the time it became effective, is herein called the Prospectus. In addition, the Fund has filed a Notification of Registration on Form N-8A (the “Notification”) pursuant to Section 8 of the Investment Company Act. UBS Securities LLC (the “Managing Representative”) will act as managing representative for the Underwriters.

Allianz Global Investors Fund Management LLC (the “Investment Manager”) will act as the Fund’s investment manager pursuant to an Investment Management Agreement by and between the Fund and the Investment Manager, dated as of [    ], 2005 (the “Investment Management Agreement”). Nicholas-Applegate Capital Management LLC (“NACM”) will act as the Fund’s portfolio manager with respect to the Fund’s international equity portfolio pursuant to a Portfolio Management Agreement (the “NACM Portfolio Management Agreement”) by and between the Investment Manager and NACM, as accepted and agreed to by the Fund, dated as of [    ], 2005. PEA Capital LLC (“PEA”) will act as the Fund’s portfolio manager with respect to implementing the Fund’s index option strategy pursuant to a Portfolio Management Agreement (the “PEA Portfolio Management Agreement”) by and between the Investment Manager and PEA, as accepted and agreed to by the Fund, dated as of [    ], 2005. Each of NACM and PEA are sometimes referred to herein as a “Portfolio Manager” and together as “Portfolio Managers” and each of the NACM Portfolio Management Agreement and the PEA Portfolio Management Agreement are sometimes referred to herein as a “Portfolio Management Agreement” and together as the “Portfolio Management Agreements.” Brown Brothers Harriman & Co. will act as the custodian (the “Custodian”) of the Fund’s cash and portfolio assets pursuant to a Custodian Agreement, dated as of [    ], 2005 (the “Custodian Agreement”). PFPC Inc. will act as the Fund’s transfer agent, registrar and dividend disbursing agent (the “Transfer Agent”) pursuant to a Transfer Agency Services Agreement, dated as of [    ], 2005 (the “Transfer Agency Agreement”). UBS Securities LLC will act as a shareholder servicing agent for the Fund pursuant to a Shareholder Servicing Agreement by and between UBS Securities LLC and the Investment Manager, dated as of April [    ], 2005 (the “Shareholder Servicing Agreement”). The Investment Manager and [    ] have also entered into an Additional Compensation Agreement, dated April [    ], 2005 (the “Additional Compensation Agreement”). In addition, the Fund has adopted a dividend reinvestment plan (the

“Dividend Reinvestment Plan”) pursuant to which holders of Shares shall have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.

The Fund, the Investment Manager and the Underwriters agree as follows:

1.	Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $23.875 per Share. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

In addition, the Fund hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Fund, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Fund for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the forty-fifth day following the date hereof, by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Additional Time of Purchase”); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

The Fund also agrees, subject to the terms and conditions set forth herein, to sell to Allianz Global Investors of America L.P. (“Allianz Global Investors”), and, upon the basis of the representations, warranties and agreements of the Fund contained herein, Allianz Global Investors shall have the right to purchase from the Fund, at the same purchase price per share as the Underwriters shall pay for the Additional Shares, up to an aggregate of 1,000 Shares (the “Allianz of America Shares”).

2.	Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time on the third business day following the date of this Underwriting Agreement (unless another date or time shall be agreed to by you and the Fund). The time at which such payment and delivery are actually made is hereinafter sometimes called the Time of Purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the Time of Purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Fund agrees to make such certificates available to you for such purpose at least one full business day preceding the Time of Purchase.

Payment of the purchase price for the Additional Shares shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the Additional Time of Purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Fund agrees to make such certificates available to you for such purpose at least one full business day preceding the Additional Time of Purchase. The Time of Purchase and the Additional Time of Purchase are sometimes referred to herein as the Closing Dates.

The place and time of the closing for the Allianz Global Investors Shares shall be as agreed upon by Allianz Global Investors and the Fund; provided, however, that the date of such closing for the Allianz Global Investors Shares shall in no event be earlier than the Time of Purchase.

3.	Representations and Warranties of the Fund and the Investment Manager. Each of the Fund and the Investment Manager jointly and severally represents and warrants to each Underwriter as follows:

(a)	On (A) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b), (h) or (j) under the Act, as the case may be, (B) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (C) the Closing Dates, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Act and the Investment Company Act, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. Except as permitted under Rule 430 under the Act (and other applicable rules under Regulation C under the Act), the Preliminary Prospectus dated March [    ], 2005 did not, as of such date, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Dates, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this Section 3(a) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Underwriters expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in Section 9(f) hereof.

(b)	The Fund has been duly formed, is validly existing as an unincorporated voluntary association under the laws of The Commonwealth of Massachusetts (commonly known as a “Massachusetts business trust”), with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Fund has no subsidiaries.

(c)	The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The Common Shares conform in all material respects to the description of them in the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). Other than the right of the [Investment Manager] to purchase Shares as set forth in Section 1 hereof, no person is entitled to any preemptive or other similar rights with respect to the Shares.

(d)	The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company, and, subject to the filing of any final amendment to the Registration Statement (a “Final Amendment”), if not already filed, all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

(e)	The Fund has full power and authority to enter into each of this Underwriting Agreement, the Investment Management Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Dividend Reinvestment Plan (collectively, the “Fund Agreements”) and to perform all of the terms and provisions hereof and thereof to be carried out by it and (i) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the “Advisers Act”), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(f)	None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the Shares as contemplated by this Underwriting Agreement and (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Agreement and Declaration of Trust or the Bylaws of the Fund, each as amended from time to time, or any agreement or instrument to which the Fund is a party or by which the Fund is bound, except where such violation does not have a material adverse effect on the condition (financial or other), business prospects, properties, net assets or results of operations of the Fund, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or “blue sky” laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(g)	The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except where such violation does not have a material adverse effect on the condition (financial or other), business prospects, properties, net assets or results of operations of the Fund.

(h)	No person has any right to the registration of any securities of the Fund because of the filing of the Registration Statement.

(i)	No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or “blue sky” laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(j)	The Shares are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange and the Fund’s Registration Statement on Form 8-A, under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the “Exchange Act”), has become effective.

(k)	PricewaterhouseCoopers LLP, whose report appears in the Prospectus, are independent registered public accounting firm with respect to the Fund as required by the Act and the Investment Company Act.

(l)	To the knowledge of the Fund and the Investment Manager after due inquiry, based on representations from PricewaterhouseCoopers LLP, the statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

(m)	The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

(n)	Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business affairs or business of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares.

(o)	There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which (i) might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund or might materially adversely affect the properties or assets of the Fund or (ii) is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

(p)	Except for stabilization transactions conducted by the Managing Representative, and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which might be reasonably expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws, provided that, for the sake of clarity, no action taken by an Underwriter that is an affiliate of the Fund shall be deemed to be action taken, directly or indirectly, by the Fund for purposes of this Section 3(p).

(q)	The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

(r)	No advertising, sales literature or other promotional materials (excluding road show slides or road show tapes) were authorized or prepared by or on behalf of the Fund, the Investment Manager or the Portfolio Managers or any representative thereof for use in connection with the public offering or sale of the Shares other than the definitive client brochure and the broker selling memo which were filed with the National Association of Securities Dealers, Inc. (the “NASD”) on [ ], 2005 (collectively referred to as the “sales materials”); the sales materials and any road show slides or road show tapes complied and comply in all material respects with the applicable requirements of the Act and the rules and interpretations of the NASD; and no broker kits, road show slides, road show tapes or sales materials authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Investment Manager, the Portfolio Managers or any representative thereof for use in connection with the public offering or sale of the Shares contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

In addition, any certificate signed by any officer of the Fund and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Fund as to matters covered thereby, to each Underwriter.

4.	Representations and Warranties of the Investment Manager. The Investment Manager represents to each Underwriter and, in the case of paragraph (f) also to the Fund, as follows:

(a)	The Investment Manager has been duly formed, is validly existing as a limited liability company under the laws of the State of Delaware with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Investment Manager is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Investment Manager’s ability to provide services to the Fund; and the Investment Manager owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus.

(b)	The Investment Manager is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

(c)	The Investment Manager has full power and authority to enter into each of this Underwriting Agreement, the Investment Management Agreement, the Shareholder Servicing Agreement, the Additional Compensation Agreement, the NACM Portfolio Management Agreement and the PEA Portfolio Management Agreement (collectively, this Underwriting Agreement, the Investment Management Agreement, the Shareholder Servicing Agreement, the Additional Compensation Agreement, the NACM Portfolio Management Agreement and the PEA Portfolio Management Agreement being referred to as the “Investment Manager Agreements”) and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Manager Agreement has been duly and validly authorized, executed and delivered by the Investment Manager; none of the Investment Manager Agreements violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Manager Agreement constitutes a legal, valid and binding obligation of the Investment Manager, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(d)	Neither (i) the execution and delivery by the Investment Manager of any Investment Manager Agreement nor (ii) the consummation by the Investment Manager of the transactions contemplated by, or the performance of its obligations under, any Investment Manager Agreement conflicts or will conflict with, or results or will result in a breach of, the limited liability company agreement or other organizational documents of the Investment Manager or any agreement or instrument to which the Investment Manager is a party or by which the Investment Manager is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Manager.

(e)	No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Manager of its obligations under, any Investment Manager Agreement, as the case may be, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or “blue sky” laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(f)	The description of the Investment Manager and its business, and the statements attributable to the Investment Manager, in the Registration Statement and the Prospectus comply with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(g)	There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Manager, threatened against or affecting the Investment Manager of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably be expected to result in any material adverse change in the ability of the Investment Manager to fulfill its respective obligations under any Investment Manager Agreement.

(h)	Except for stabilization activities conducted by the Managing Representative and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Investment Manager has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws, provided that, for the sake of clarity, no action taken by an Underwriter that is an affiliate of the Investment Manager shall be deemed to be action taken, directly or indirectly, by the Investment Manager for purposes of this Section 4(h).

(i)	In the event that the Fund or the Investment Manager has made available any promotional materials (other than the sales materials) intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, pre-qualification and password-protection or similar procedures were used effectively prohibiting access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

(j)	Each Portfolio Manager has been duly formed, is validly existing as a limited liability company under the laws of Delaware with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and each Portfolio Manager is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse affect on such Portfolio Manager’s ability to provide services to the Fund; and each Portfolio Manager owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus.

(k)	Each Portfolio Manager is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as an investment sub-adviser for the Fund as contemplated by the applicable Portfolio Management Agreement, the Registration Statement and the Prospectus.

(l)	Each Portfolio Manager has full power and authority to enter into the applicable Portfolio Management Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Portfolio Management Agreement has been duly and validly authorized, executed and delivered by the respective Portfolio Manager; such Portfolio Management Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, such Portfolio Management Agreement constitutes a legal, valid and binding obligation of the applicable Portfolio Manager, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(m)	Neither (i) the execution and delivery by a Portfolio Manager of the applicable Portfolio Management Agreement nor (ii) the consummation by a Portfolio Manager of the transactions contemplated by, or the performance of its obligations under, the applicable Portfolio Management Agreement conflicts or will conflict with, or results or will result in a breach of, the limited liability company agreement or other organizational documents of such Portfolio Manager or any agreement or instrument to which such Portfolio Manager is a party or by which such Portfolio Manager is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to such Portfolio Manager.

(n)	No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by each Portfolio Manager of its obligations under, the applicable Portfolio Management Agreement, as the case may be, except such as (i) have been obtained under the Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange or under state securities or “blue sky” laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(o)	The description of each Portfolio Manager and its business, and the statements attributable to each Portfolio Manager, in the Registration Statement and the Prospectus comply with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(p)	There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of either Portfolio Manager, threatened against or affecting either Portfolio Manager of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably be expected to result in any material adverse change in the ability of a Portfolio Manager to fulfill its obligations under the applicable Portfolio Management Agreement.

(q)	Except for stabilization activities conducted by the Managing Representative and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Portfolio Managers have not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of applicable federal securities laws.

In addition, any certificate signed by any officer of the Investment Manager and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Investment Manager as to matters covered thereby, to each Underwriter.

5.	Agreements of the Parties.

(a)	If the registration statement relating to the Shares has not yet become effective, the Fund will promptly file any Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or a certification pursuant to Rule 497(j) under the Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the Shares after the Effective Date. In either case, the Fund will provide you satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

(b)	For the period of three years from the date hereof, the Fund will advise the Managing Representative promptly (1) of the issuance by the Commission of any order in respect of the Fund, the Investment Manager, NACM or PEA which relates to the Fund, or which relates to any material arrangements or proposed material arrangements involving the Fund, the Investment Manager, NACM or PEA, (2) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, any suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (3) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, the

Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (4) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the Fund, which relates in any material way to the Fund or any material arrangements or proposed material arrangements involving the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

(c)	If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

(d)	During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to you, the Underwriters and any dealers, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading in any material respect and will comply with the Act and the Investment Company Act; provided that if the amendment or supplement is required exclusively as a result of a misstatement in or omission from the information provided to the Fund in writing by the Underwriters expressly for use in the Prospectus, the Fund may deliver such amendment or supplement to the Underwriters and dealers at a reasonable charge not to exceed the actual cost thereof to the Fund. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

(e)	The Fund will make generally available to holders of the Fund’s securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of the last paragraph of Section 11(a) of the Act and, at the option of the Fund, Rule 158 under the Act.

(f)	If the transactions contemplated by this Underwriting Agreement are consummated, the Manager shall pay (i) the amount by which the Fund’s offering costs (other than the sales load but inclusive of the partial reimbursement of Underwriter expenses of $0.005 per Share) exceed $0.05 per share and (ii) all of the Fund’s organizational expenses. These organizational and offering expenses include but are not limited to costs and expenses of or relating to: (1) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto, (2) the issuance of the Shares and the preparation and delivery of certificates for the Shares, (3) the registration or qualification of the Shares for offer and sale under the securities or “blue sky” laws of the jurisdictions referred to in the foregoing paragraph, including the fees and disbursements of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental “blue sky” memoranda, (4) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the sales materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (5) the filing requirements of the NASD, in connection with its review of the financing, including filing fees and the disbursements of counsel for the Underwriters in that connection, (6) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters, (7) the listing of the Shares on the New York Stock Exchange, (8) the transfer agent for the Shares and (9) an amount equal to $0.005 per Share sold pursuant to this Agreement, payable on the Closing Dates to the Representatives in partial reimbursement of their expenses.

(g)	If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated (A) by the Fund or the Investment Manager pursuant to any of the provisions hereof or (B) by you or the Underwriters because of any inability, failure or refusal on the part of the Fund or the Investment Manager to comply with any material terms or because any of the conditions in Section 6 are not satisfied, the Investment Manager or an affiliate and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund, the Investment Manager and the other Underwriters for damages occasioned by its default.

(h)	Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the Effective Date, except for the Shares as described in the Prospectus and any issuances of Common Shares pursuant to the Dividend Reinvestment Plan and except in connection with any offering of preferred shares of beneficial interest as contemplated by the Prospectus.

(i)	The Fund will use its best efforts to cause the Shares to be duly authorized for listing by the New York Stock Exchange prior to the date the Shares are issued.

(j)	The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

6.	Conditions of the Underwriters’ Obligations. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and on each of the Closing Dates, of the representations of the Fund and the Investment Manager in this Underwriting Agreement, to the accuracy and completeness of all material statements made by the Fund and the Investment Manager or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Fund and the Investment Manager of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

(a)	The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b) or (h) or a certificate must have been filed in accordance with Rule 497(j), as the case may be, under the Act.

(b)	No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

(c)	Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there must not have been any material change in the Common Shares or liabilities of the Fund except as set forth in or contemplated by the Prospectus; (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund, the Investment Manager or the Portfolio Managers whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus which in the opinion of the Managing Representative would materially adversely affect the market for the Shares; (iii) the Fund must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect.

(d)	The Managing Representative must have received on each Closing Date a certificate, dated such date, of the President, a Vice-President or Managing Director and the chief financial or accounting officer of each of the Fund and the Investment Manager certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers) and the representations of the Investment Manager (with respect to the certificates from such officers of the Investment Manager) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Investment Manager (with respect to the certificates from such officers of the Investment Manager), which change would materially and adversely affect the ability of the Fund or the Investment Manager, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment

Management Agreement, whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Fund only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the Shares or otherwise having a material adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) to the knowledge of the officers of the Investment Manager, after reasonable investigation, no order having a material adverse effect on the ability of the Investment Manager to fulfill its obligations under this Underwriting Agreement or the Investment Management Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (vi) each of the Fund (with respect to the certificates from such Fund officers) and the Investment Manager (with respect to the certificates from such officers of the Investment Manager) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Date (to the extent not waived in writing by the Managing Representative).

(e)	You must have received on each Closing Date the opinions dated such Closing Date substantially in the form of Schedules B, C, D and E to this Underwriting Agreement from the counsel identified in each such Schedules, or in such other form as is acceptable to counsel for the Underwriters.

(f)	You must have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities an opinion dated such Closing Date with respect to the Fund, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund, the Investment Manager and the Portfolio Managers must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

(g)	The Managing Representative must have received on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule F to this Underwriting Agreement from the independent registered public accounting firm designated in such Schedule. The Managing Representative also must have received on each Closing Date a signed letter from such independent registered public accounting firm, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

7.	Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

(a)	before the later of the effectiveness of the Registration Statement and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

(b)	at or before any Closing Date if, in the sole judgment of the Managing Representative, payment for and delivery of any Shares is rendered impracticable or inadvisable because (i) trading in the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Shares, (ii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity, terrorist activity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(c)	at or before any Closing Date, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

8.	Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after such Closing Date, and

(a)	the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

(b)	the number of Shares to be purchased by the defaulting Underwriters on such Closing Date exceeds 10% of the Shares to be purchased by all the Underwriters on such Closing Date, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.

Upon the occurrence of the circumstances described in the foregoing paragraph (b), either the Managing Representative or the Fund will have the right to postpone the applicable Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund, the Investment Manager or the Portfolio Managers, except as provided in Sections 5(g) and 9 hereof. Any action taken under this Section will not affect the liability of any defaulting Underwriter to the Fund or the Investment Manager or to any nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

9.	Indemnity and Contribution.

(a)	Each of the Fund and the Investment Manager, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus (the term “Prospectus” for the purpose of this entire Section 9 being deemed to include any Preliminary Prospectus, the sales materials, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter to the Fund, the Investment Manager or the Portfolio Managers expressly for use with reference to any Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Fund with Section 5(d) hereof.

If any action, suit or proceeding (together, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund or the Investment Manager pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund and the Investment Manager in writing of the institution of such Proceeding and the Fund or the Investment Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund or the Investment Manager shall not relieve the Fund or the Investment Manager from any liability which the Fund or the Investment Manager may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund or the Investment Manager, as the case may be, in connection with the defense of such Proceeding or the Fund or the Investment Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund or the Investment Manager (in which case the Fund, the Investment Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Fund or the Investment Manager and paid as incurred (it being understood, however, that the Fund or the Investment Manager shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund nor the Investment Manager shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund or the Investment Manager, the Fund or the Investment Manager, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)	Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund and the Investment Manager, and each of their respective shareholders, partners, managers, members, trustees, directors and officers, and any person who controls the Fund or the Investment Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Fund or the Investment Manager or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter to the Fund or the Investment Manager expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in light of the circumstances under which they were made).

If any Proceeding is brought against the Fund, the Investment Manager or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Investment Manager or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Manager or any such person or otherwise. The Fund, the Investment Manager or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Manager or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund, the Investment Manager and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(c)	If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Manager on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Manager on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Manager on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Fund and the Investment Manager on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Investment Manager or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)	The Fund, the Investment Manager and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(e)	The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Fund contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Fund or the Investment Manager, its shareholders, partners, managers, members, trustees, directors or officers or any person who controls the Fund or the Investment Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Fund and the Investment Manager and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund or the Investment Manager, against any of the Fund’s or the Investment Manager’s shareholders, partners, managers, members, trustees, directors or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

(f)	The Fund and the Investment Manager each acknowledge that the statements with respect to (1) the public offering of the Shares as set forth on the cover page of the Prospectus and (2) stabilization and selling concessions and reallowances of selling concessions and payment of fees to Underwriters that meet certain minimum sales thresholds under the caption “Underwriting” in the Prospectus constitute the only information furnished in writing to the Fund by the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

(g)	Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its duties hereunder. The parties hereto acknowledge that the foregoing provision shall be applicable solely as to matters arising under Section 17(i) of the Investment Company Act, and shall not be construed to impose any duties or obligations upon any such parties under this Underwriting Agreement other than as specifically set forth herein (it being understood that the Underwriters have no duty hereunder to the Fund to perform any due diligence investigation).

10.	Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Fund or the Investment Manager, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Manager, as the case may be, at the offices of the Fund or the Investment Manager at 1345 Avenue of the Americas, New York, New York 10105.

11.	Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12.	Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund and UBS Securities LLC each consent to the jurisdiction of such courts and personal service with respect thereto. The Fund and UBS Securities hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Securities LLC or any indemnified party. Each of UBS Securities LLC, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Investment Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its unitholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Fund and the Investment Manager agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund and the Investment Manager, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund or the Investment Manager, as the case may be, is or may be subject, by suit upon such judgment.

13.	Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund and the Investment Manager and to the extent provided in Section 9 hereof the controlling persons, shareholders, partners, members, trustees, managers, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14.	Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

15.	Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Fund and the Investment Manager, and any successor or assign of any substantial portion of the Fund’s, the Investment Manager’s, or any of the Underwriters’ respective businesses and/or assets.

16.	Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of the Fund by an officer or Trustee of the Fund in his or her capacity as an officer or Trustee of the Fund and not individually and that the obligations under or arising out of this Underwriting Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund.

If the foregoing correctly sets forth the understanding among the Fund, the Investment Manager and the Underwriters, please so indicate in the space provided below, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Manager and the Underwriters, severally.

Very truly yours,

NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND

By:
Title:

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Title:

Accepted and agreed to as of the

date first above written, on

behalf of themselves and

the other several Underwriters

named in Schedule A

UBS SECURITIES LLC

WACHOVIA CAPITAL MARKETS, LLC

LEGG MASON WOOD WALKER, INCORPORATED

RAYMOND JAMES & ASSOCIATES, INC.

RBC CAPITAL MARKETS CORPORATION

WELLS FARGO SECURITIES, LLC

ADVEST, INC.

ROBERT W. BAIRD & CO. INCORPORATED

FERRIS, BAKER WATTS, INCORPORATED

J.J.B. HILLIARD, W.L. LYONS, INC.

JANNEY MONTGOMERGY SCOTT LLC

KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS, INC.

OPPENHEIMER & CO. INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

WEDBUSH MORGAN SECURITIES, INC

By: UBS SECURITIES LLC

By:
Title:

By:
Title:

SCHEDULE A

Underwriter	Number of Shares to be Purchased
UBS Securities LLC	[ ]
[ ]	[ ]

Total	[ ]

A-1

SCHEDULE B

FORM OF OPINION OF

ROPES & GRAY LLP REGARDING THE FUND

                [    ], 2005

UBS Securities LLC

[    ]

    as Managing Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Ladies and Gentlemen:

We have acted as counsel to Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) in connection with the proposed issuance of [            ] common shares of beneficial interest, with a par value of $0.00001 per share (the “Shares”). This opinion is furnished to you pursuant to Section 6(e) of the Underwriting Agreement dated as of [    ], 2005 (the “Underwriting Agreement”) among the Fund, Allianz Global Investors Fund Management LLC (the “Investment Manager”) and UBS Securities LLC, and [    ], as representatives of the underwriters listed on Schedule A thereto (the “Underwriters”). Capitalized terms used in this opinion, unless otherwise defined, have the meanings specified in the Underwriting Agreement.

We have examined signed copies of the registration statement of the Fund on Form N-2 (File No. 333-[    ]) under the Securities Act of 1933, as amended (the “Securities Act”), and under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including all exhibits thereto, as filed with the Securities and Exchange Commission (the “Commission”) on [    ] (the “Original Registration Statement”), Pre-Effective Amendment No. 1 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on [    ] (“Pre-Effective Amendment No. 1”), Pre-Effective Amendment No. 2 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on [    ], 2005 (“Pre-Effective Amendment No. 2”), and Pre-Effective Amendment No. 3 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on [    ], 2005 (“Pre-Effective Amendment No. 3”), and, together with the Original Registration Statement, Pre-Effective Amendment No. 1 and Pre-Effective Amendment No. 2, the

“Registration Statement”); the Fund’s Notification of Registration on Form N-8A (File No. 811-21338) under the Investment Company Act, as filed with the Commission on     , 2005 (the “Notification of Registration”); the Fund’s Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as filed with the Commission on [    ], 2005 (the “Exchange Act Registration Statement”); the Fund’s Agreement and Declaration of Trust, as amended and restated to the date hereof (the “Declaration of Trust”), on file in the offices of the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston; the By-laws of the Fund, as amended and restated to the date hereof (the “By-laws”); a copy of the Prospectus dated [    ], 2005, relating to the Shares and the Statement of Additional Information of the Fund dated [    ], 2005, each as filed with the Commission pursuant to Rule 497 under the Securities Act on [    ], 2005 (together, the “Prospectus”); the Investment Management Agreement dated as of [    ], 2005, between the Fund and the Investment Manager (the “Investment Management Agreement”); the Portfolio Management Agreement dated as of [    ], 2005, between Nicholas-Applegate Capital Management LLC (the “NACM”) and the Investment Manager (the “NACM Portfolio Management Agreement”), as agreed to and accepted by the Fund; the Portfolio Management Agreement dated as of [    ], 2005, between PEA Capital LLC (the “PEA”) and the Investment Manager (the “PEA Portfolio Management Agreement”), as agreed to and accepted by the Fund the Custodian Agreement dated as of [    ], 2005, between the Fund and Brown Brothers Harriman & Co. (the “Custodian Agreement”); [the Accounting Agency Agreement dated as of [    ], 2005, between the Fund and [Brown Brothers Harriman & Co.] (the “Accounting Agency Agreement”)]; and the Transfer Agency Services Agreement dated as of [    ], 2005, between the Fund and PFPC Inc. (the “Transfer Agency Agreement,” and, together with the Custodian Agreement and the [Accounting Agency Agreement], the “Fund Agreements”); the Terms and Conditions of the Fund’s Dividend Reinvestment Plan (the “Dividend Reinvestment Plan”); and the Underwriting Agreement. Additionally, we have relied upon the oral representation of [    ] of the Commission staff to the effect that the Registration Statement became effective as of [    ] on [    ], 2005; a letter dated [    ], 2005, from Ms. Noreen Culhane, Executive Vice President of the New York Stock Exchange, authorizing the Shares for listing on such Exchange; and the oral representation by a member of the Commission staff on the date hereof that as of [    ], no stop order suspending the effectiveness of the Registration Statement had been issued and no proceeding for any such purpose was pending or threatened. As used herein, NACM and PEA are each a “Portfolio Manager” and together are “Portfolio Managers.”

We have also examined and relied upon the original or copies of written consents of shareholders and the Board of Trustees of the Fund and copies of resolutions of the Board of Trustees of the Fund certified by the Secretary of the Fund, the documents delivered to the Underwriters by the Fund and the Investment Manager dated as of the date hereof pursuant to the Underwriting Agreement and such other documents, including certificates of officers and Trustees of the Fund, as we have deemed necessary for purposes of rendering our opinions below. For purposes of paragraph 2 below, we have relied solely on (1) the certificate of recent date of the Secretary of State of the State of California as to the entitlement of the Fund to transact intrastate business in the State of California, (2) a Certificate of the Special Deputy Secretary of State of the State of New

York dated [    ], 2005, certifying copies of (a) a Certificate of Designation by the Fund dated [    ], 2005 and (b) a Statement under Section 18 of the New York General Associations Law, (3) a Filing Receipt of the Department of State of the State of New York dated [    ], 2005 relating to the Fund and (4) a LEXIS search on [    ] of the New York Department of State, Corporate Record, showing the “status” of the Fund as “active” and noting that “good standing status can only be determined by performing a search in the records of both the Department of State Corporation Records and the Department of Tax and Franchise.” We have assumed the genuineness of the signatures on all documents examined by us, the authenticity of all documents submitted to us as originals and the conformity to the corresponding originals of all documents submitted to us as copies. For purposes of our opinions regarding the effectiveness of the Registration Statement and the Exchange Act Registration Statement, we are relying solely on the oral representations of the Commission staff.

We express no opinion as to the laws of any jurisdiction other than The Commonwealth of Massachusetts and the United States of America. We call your attention to the fact that the Underwriting Agreement provides that it is to be governed by and construed in accordance with the laws of the State of New York and the Transfer Agency Agreement provides that it is to be governed by and construed in accordance with the laws of the State of Delaware, and to the fact that the Investment Management Agreement does not provide that it is to be governed by the laws of any particular jurisdiction. In rendering the opinion as to enforceability expressed in paragraph 5 below, we have limited the scope of our opinion to the conclusions that would be reached by a Massachusetts court that had determined that each of the Fund Agreements would be governed by, and construed in accordance with, the internal laws of The Commonwealth of Massachusetts. Further, we express no opinion as to the state securities or Blue Sky laws of any jurisdiction, including The Commonwealth of Massachusetts.

For purposes of our opinion set forth in paragraph 2 below with respect to the power and authority of the Fund to own, lease and operate its properties and conduct its business, we have relied upon certificates of officers of the Fund as to the states in which the Fund leases or owns real property or in which it conducts material operations.

Insofar as this opinion relates to factual matters, we have also made inquiries to officers of the Fund, the Investment Manager and the Portfolio Managers to the extent we believe reasonable with respect to such matters and have relied inter alia upon representations made by the Fund and the Investment Manager in the Underwriting Agreement, representations made by the Portfolio Managers to the Investment Manager and representations made to us by one or more officers of the Fund, the Investment Manager or the Portfolio Managers. We have not independently verified the accuracy of such representations. Where our opinion relates to our “knowledge,” that term means the conscious awareness of facts or other information by any lawyer in our firm giving substantive attention to the representation of the Fund with respect to the transactions contemplated by the Underwriting Agreement, and does not require or imply (i) any examination of this firm’s, any such lawyer’s or any other person’s or entity’s files, or (ii) that any inquiry was made of any lawyer (other than the lawyers described above). In respect of our opinions set forth in paragraphs 7, 9 and 11 below, we have not searched the dockets of any court, administrative body or other filing office in any jurisdiction.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Registration Statement and all post-effective amendments on or before the Closing Date, if any, are effective under the Securities Act; the filing of the Prospectus pursuant to Rule 497 under the Securities Act has been made in the manner and within the time period required by Rule 497; and based upon oral inquiries to the Commission staff on the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission.

2. The Fund has been duly organized and is validly existing and in good standing as an unincorporated voluntary association under and by virtue of the laws of The Commonwealth of Massachusetts and has full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Certificate of Designation relating to the Fund’s conduct of business in the State of New York is on file with the Department of State of the State of New York, and the Fund is entitled to transact intrastate business in the State of California.

3. The Fund’s authorized capitalization is as set forth in the Registration Statement and the Prospectus. The Fund has an indefinite number of authorized common shares of beneficial interest, par value $0.00001 per share. The Shares conform in all material respects as to legal matters to the description of them under each section entitled “Description of shares” in the Prospectus. All outstanding common shares of beneficial interest of the Fund have been duly authorized and are validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable. Except as contemplated by the Underwriting Agreement, no person is entitled to any preemptive or other similar rights with respect to the Shares.

4. To the best of our knowledge after due inquiry, the Fund was deemed to be registered under Section 8(a) of the Investment Company Act upon receipt by the Commission of the Notification of Registration. To our knowledge after the inquiry described above, the Commission has not issued to the Fund notice of any hearing or other proceeding to consider suspension or revocation of any such registration. To the best of our knowledge after due inquiry, all required action has been taken by the Fund under the Securities Act, the Investment Company Act and the rules and regulations thereunder in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares pursuant to the Underwriting Agreement.

5. The Fund has full power and authority to enter into each of the Fund Agreements and to perform all of the terms and provisions thereof to be carried out by it. Each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund. Each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, as the case may be. Assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

6. The Fund has full power and authority to enter into each of the Investment Management Agreement and the Underwriting Agreement and to perform all of the terms and provisions thereof to be carried out by it. The Investment Management Agreement and the Underwriting Agreement have been duly and validly authorized, executed and delivered by the Fund.

7. None of (a) the execution and delivery by the Fund of the Investment Management Agreement, the Underwriting Agreement or any of the Fund Agreements, (b) the issue and sale by the Fund of the Shares as contemplated by the Underwriting Agreement or (c) the performance by the Fund of its obligations under the Investment Management Agreement, the Underwriting Agreement, the Dividend Reinvestment Plan or any of the Fund Agreements, or consummation by the Fund of the other transactions contemplated by the Investment Management Agreement, the Underwriting Agreement or any of the Fund Agreements conflicts or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws or, to our knowledge, any agreement or instrument to which the Fund is a party or by which the Fund is bound, or violates or will violate any federal statute, law or regulation or any judgment, injunction, order or decree of any federal governmental agency or body that is applicable to the Fund and that is known to us, which violation would have a material adverse effect on the condition or business of the Fund.

8. To the best of our knowledge, the Fund is not currently in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected.

9. No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or securities association is required by the Fund for the consummation by the Fund of the transactions contemplated in the Investment Management Agreement, the Underwriting Agreement and the Fund Agreements, except such as (a) have been obtained under the Securities Act, the Investment Company Act or the Exchange Act and (b) may be required by the New York Stock Exchange or the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

10. To the best of our knowledge after due inquiry, based upon a letter dated [    ], 2005, from [    ], [    ] of the New York Stock Exchange, authorizing the Shares for listing on such Exchange, the Shares have been authorized for listing on the New York Stock

Exchange, subject to official notice of issuance, and to the best of our knowledge after due inquiry, including oral inquiries of the Commission staff on [    ], 2005, the Exchange Act Registration Statement has become effective.

11. To our knowledge after due inquiry, there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.

12. To the best of our knowledge after due inquiry, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

13. Each of the sections in the Prospectus entitled “Federal income tax matters,” to the extent that it states matters of United States law or legal conclusions with respect thereto, presents a fair summary of the principal federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Shares.

14. The Registration Statement (except for the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the effective time set forth above, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act.

We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus and, except in the respects and to the extent set forth in paragraphs 3, 13 and 14 above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, we have participated in discussions with your representatives and employees and officers of the Fund, the Investment Manager and the Portfolio Managers and in discussions with the Fund’s independent registered public accounting firm, in which the business and the affairs of the Fund, the Investment Manager and the Portfolio Managers and the contents of the Registration Statement and the Prospectus were discussed. There is no assurance that all material facts as to the Fund, the Investment Manager, the Portfolio Managers and their affairs were disclosed to us or that our familiarity with the Fund and the Investment Manager or any familiarity with the Portfolio Managers is such that we would have necessarily recognized the materiality of such facts as were disclosed to us, and we have to a large extent relied upon statements of representatives of the Fund, the Investment Manager and the Portfolio Managers as to the materiality of the facts disclosed to us. On the basis of information that we have gained in the course of our representation of the Fund in connection with its preparation of the Registration Statement and the Prospectus and our participation in the discussions referred to above, no facts have come to our

attention that would lead us to believe that as of [    ], 2005 the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus or the date hereof the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of being a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

This letter and the opinions expressed herein are furnished by us to you and are solely for benefit of the Underwriters.

Very truly yours,

Ropes & Gray LLP

SCHEDULE C

FORM OF OPINION OF INTERNAL COUNSEL

REGARDING ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

                 , 2005

UBS Securities LLC

[    ]

    as Managing Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Re:	Nicholas-Applegate International & Premium Strategy Fund

Ladies and Gentlemen:

I am the Chief Legal Officer of Allianz Global Investors Fund Management LLC, a Delaware limited liability company (“Allianz”), and have counseled Allianz in such capacity in connection with the issuance to you today by Nicholas-Applegate International & Premium Strategy Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the “Fund”), of                      common shares of beneficial interest, par value $0.00001 per share, of the Fund, pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Act”) and the Investment Company Act of 1940, as amended (the “Investment Company Act”), filed with the Securities and Exchange Commission (the “Commission”) on     , 2005 (Act File No. 333-123072 and Investment Company Act File No. 811-21724), as amended by Pre-Effective Amendment No. 1 filed with the Commission on June 9, 2005, Pre-Effective Amendment No. 2 filed with the Commission on                   , 2005, and Pre-Effective Amendment No. 3 filed with the Commission on                  , 2005 (such registration statements collectively referred to herein as the “Registration Statement”), and an underwriting agreement dated                  , 2005 by and among you, the Fund and Allianz (the “Underwriting Agreement”) relating to the issuance and sale by the Fund of                      of its common shares of beneficial interest and up to                      additional common shares of beneficial interest pursuant to an over-allotment option.

This opinion is rendered to you pursuant to Section 6(e) of the Underwriting Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

As such legal officer, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, the following:

(a)	the Underwriting Agreement;

(b)	that certain Investment Management Agreement by and between the Fund and Allianz, dated as of , 2005;

(c)	that certain Portfolio Management Agreement by and between Nicholas-Applegate Capital Management Company LLC and Allianz, as accepted and agreed to by the Fund, dated as of , 2005;

(d)	that certain Shareholder Servicing Agreement with respect to the Fund by and between Allianz and UBS Securities LLC, dated as of , 2005; and

(e)	that certain Additional Compensation Agreement with respect to the Fund by and between Allianz, [ ] and [ ], dated as of [ ] , 2005.

The documents described in subsections (a)-(e) above are referred to herein collectively as the “Transaction Documents.”

In my examination, I have assumed the genuineness of all signatures (other than those of officers of Allianz on the Transaction Documents), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

I have been furnished with, and with your consent have relied upon, certificates of officers of Allianz with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of New York and the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Transaction Documents, generally.

Whenever a statement herein is qualified by “to my knowledge” or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as Chief Legal Officer of Allianz.

Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

1. Allianz is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. C §. 18-101, et seq.) with all necessary limited liability company power and authority to enter into and deliver the Transaction Documents and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration Statement. Based solely on certificates from public officials, I confirm that Allianz is qualified to do business in the following States: California, New York and Connecticut, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of Allianz to perform its obligations under the Investment Management Agreement and the Portfolio Management Agreement.

2. The execution, delivery and performance of the Transaction Documents by Allianz have been duly authorized by all necessary limited liability company action of Allianz and no other actions on the part of Allianz or its unitholders or any subsidiary of Allianz or its unitholders is necessary to authorize and consummate the transactions contemplated thereby, and the Transaction Documents have been duly executed and delivered by Allianz.

3. Each of the Investment Management Agreement, the Portfolio Management Agreement, the Shareholder Servicing Agreement and the Additional Compensation Agreement constitutes a legally valid and binding agreement of Allianz, enforceable against Allianz in accordance with its terms.

4. Neither the execution and delivery of the Transaction Documents by Allianz, nor the consummation by Allianz of transactions contemplated thereby, nor compliance by Allianz with any of the terms and provisions thereof will:

(i) violate any provision of the Limited Liability Company Agreement of Allianz, effective May 23, 2000, as amended on July 1, 2001, December 12, 2001, October 31, 2002, May 3, 2004 and April 1, 2005 which is still in full force and effect and which has not been further amended or supplemented through the date hereof,

(ii) violate any federal, Delaware or New York statute, rule or regulation applicable to Allianz (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as to which I express no opinion),

(iii) violate any agreement to which Allianz is a party or by which it is bound and which is material to Allianz’s businesses taken as a whole (the “Material Agreements”),

(iv) violate any order, writ, injunction or decree, known to me and applicable to Allianz, or

(v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by Allianz under any federal or Delaware statute, rule or regulation applicable to Allianz, except as have been obtained under the Act, the Investment Company Act or the Advisers Act.

No opinion is expressed in this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any antifraud laws, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for Allianz’s businesses.

5. Allianz is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus.

6. The description of Allianz and its business, and the statements attributable to Allianz, set forth in the Registration Statement or the Prospectus under the headings “Prospectus Summary—Investment Manager” and “Management of the Fund” do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against Allianz of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of Allianz to fulfill its obligations under either the Investment Management Agreement or the Portfolio Management Agreement.

The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

(a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

(c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

(d) the unenforceability of any provision requiring the payment of attorney’s fees, except to the extent that a court determines such fees to be reasonable.

In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of New York without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of New York in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

To the extent that the obligations of Allianz may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Transaction Documents other than Allianz are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Transaction Documents other than Allianz have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Transaction Documents and to perform their respective obligations under the Transaction Documents to which they are a party; and (iii) the Transaction Documents to which such parties other than Allianz are a party have been duly authorized, executed and delivered by such parties and, other than Allianz, constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Transaction Documents with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Transaction Documents with any foreign laws or regulations applicable to the transactions contemplated by the Transaction Documents or which may affect the Transaction Documents’ enforceability.

This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

Very truly yours,

Special Counsel for the Investment Adviser shall separately opine that, assuming the Investment Manager is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus, neither the execution and delivery of the Underwriting Agreement, the Investment Management Agreement, the Shareholder Servicing Agreement or the Portfolio Management Agreement by the Investment Manager, nor the consummation by the Investment Manager of the transactions contemplated thereby, nor compliance by the Investment Manager with any of the terms and provisions thereof will violate the provisions of the Investment Company Act or the Advisers Act; provided, however, that such opinion may specifically disclaim any opinion as to (a) the reasonableness of the fees to be paid to the Investment Manager under the Investment Management Agreement and (b) the compliance by the Investment Manager with its indemnification and contribution obligations set forth in the Underwriting Agreement.

SCHEDULE D

FORM OF OPINION OF INTERNAL COUNSEL

REGARDING NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

                 , 2005

UBS Securities LLC

[    ]

    as Managing Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Re:	Nicholas-Applegate Capital Management LLC

Ladies and Gentlemen:

I am the General Counsel of Nicholas-Applegate Capital Management LLC, a Delaware limited liability company (“NACM”). I am licensed to practice law in the State of California. In my capacity as General Counsel of NACM, I am rendering this opinion on behalf of NACM in connection with the sale to you by Nicholas-Applegate International & Premium Strategy Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the “Fund”), of an aggregate of                      common shares of beneficial interest, par value $0.00001 per share, of the Fund, pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Act”) and the Investment Company Act of 1940, as amended (the “Investment Company Act”), filed with the Securities and Exchange Commission (the “Commission”) on [    ], 2005 (Act File No. 333-[    ] and Investment Company Act File No. 811-[    ]), as amended by Pre-Effective Amendment No. 1 filed with the Commission on                  , 2005, Pre-Effective Amendment No. 2 filed with the Commission on                  , 2005, and Pre-Effective Amendment No. 3 filed with the Commission on                  , 2005, (such registration statements collectively referred to herein as the “Registration Statement”), and an underwriting agreement dated                  , 2005, by and among you, the Fund and Allianz Globa Investors Fund Management LLC, a Delaware limited liability company (“Allianz”) (the “Underwriting Agreement”).

This opinion is rendered to you pursuant to Section 6(e) of the Underwriting Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

As General Counsel of NACM, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, that certain Portfolio Management Agreement by and between NACM and Allianz, as accepted and agreed to by the Fund, dated as of                  , 2005 (the “Portfolio Management Agreement”).

In my examination, I have assumed the genuineness of all signatures (other than those of officers of NACM on the Portfolio Management Agreement), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

I have been furnished with, and with your consent have relied upon, certificates of officers of NACM with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of California and, to the extent consistent with the laws of the State of California, the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Portfolio Management Agreement, generally.

Whenever a statement herein is qualified by “to my knowledge” or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as General Counsel of NACM.

Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

1. NACM is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. C §. 18-101, et seq.) with all necessary limited liability company power and authority to enter into and deliver the Portfolio Management Agreement and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration

Statement. Based solely on certificates from public officials, I confirm that NACM is qualified to do business in the following States: California and New York, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of NACM to perform its obligations under the Portfolio Management Agreement.

2. The execution, delivery and performance of the Portfolio Management Agreement by NACM have been duly authorized by all necessary limited liability company action of NACM and no other actions on the part of NACM or its sole member or any subsidiary of NACM or its sole member is necessary to authorize and consummate the transactions contemplated thereby, and the Portfolio Management Agreement has been duly executed and delivered by NACM.

3. The Portfolio Management Agreement constitutes a legally valid and binding agreement of NACM, enforceable against NACM in accordance with its terms.

4. Neither the execution and delivery of the Portfolio Management Agreement by NACM, nor the consummation by NACM of transactions contemplated thereby, nor compliance by NACM with any of the terms and provisions thereof will:

(i) violate any provision of the Limited Liability Company Agreement of NACM, effective January 1, 2002,

(ii) violate any federal, California or, to my knowledge, Delaware statute, rule or regulation applicable to NACM (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as to which I express no opinion),

(iii) violate any agreement to which NACM is a party or by which it is bound and which is material to NACM’s businesses taken as a whole (the “Material Agreements”),

(iv) violate any order, writ, injunction or decree, known to me and applicable to NACM, or

(v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by NACM under any federal statute, rule or regulation applicable to NACM, except as have been obtained under the Act, the Investment Company Act or the Advisers Act.

No opinion is expressed in this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any antifraud, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for NACM’s businesses.

5. NACM is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment sub-adviser for the Fund as contemplated by the Portfolio Management Agreement, the Registration Statement and the Prospectus.

6. The description of NACM and its business, and the statements attributable to NACM, set forth in the Registration Statement and the Prospectus under the headings “Prospectus Summary—Portfolio Manager” and “Management of the Fund” do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against NACM of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of NACM to fulfill its obligations under the Portfolio Management Agreement.

The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

(a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

(c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

(d) the unenforceability of any provision requiring the payment of attorney’s fees, except to the extent that a court determines such fees to be reasonable.

In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of California without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of California in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

To the extent that the obligations of NACM may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Portfolio Management Agreement other than NACM are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Portfolio Management Agreement other than NACM have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Portfolio Management Agreement and to perform their respective obligations under the Portfolio Management Agreement; and (iii) the Portfolio Management Agreement has been duly authorized, executed and delivered by such parties other than NACM and, other than NACM, constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any foreign laws or regulations applicable to the transactions contemplated by the Portfolio Management Agreement or which may affect the Portfolio Management Agreement’s enforceability.

This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

Very truly yours,

SCHEDULE E

FORM OF OPINION OF INTERNAL COUNSEL

REGARDING PEA CAPITAL LLC

PEA Capital LLC

                 , 2005

UBS Securities LLC

[    ]

    as Managing Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Re:	Nicholas-Applegate Capital Management LLC

Ladies and Gentlemen:

I am the Chief Legal Officer of PEA Capital LLC, a Delaware limited liability company (“PEA”). I am licensed to practice law in the State of New York. In my capacity as Chief Legal Officer of PEA, I am rendering this opinion on behalf of PEA in connection with the sale to you by Nicholas-Applegate International & Premium Strategy Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the “Fund”), of an aggregate of                      common shares of beneficial interest, par value $0.00001 per share, of the Fund, pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Act”) and the Investment Company Act of 1940, as amended (the “Investment Company Act”), filed with the Securities and Exchange Commission (the “Commission”) on [    ], 2005 (Act File No. 333-[    ] and Investment Company Act File No. 811-[    ]), as amended by Pre-Effective Amendment No. 1 filed with the Commission on                  , 2005, Pre-Effective Amendment No. 2 filed with the Commission on                  , 2005, and Pre-Effective Amendment No. 3 filed with the Commission on                  , 2005, (such registration statements collectively referred to herein as the “Registration Statement”), and an underwriting agreement dated                  , 2005, by and among you, the Fund and Allianz Global Investors Fund Management LLC, a Delaware limited liability company (“Allianz”) (the “Underwriting Agreement”).

This opinion is rendered to you pursuant to Section 6(e) of the Underwriting Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

As Chief Legal Officer of PEA, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, that certain Portfolio Management Agreement by and between PEA and Allianz, as accepted and agreed to by the Fund, dated as of                  , 2005 (the “Portfolio Management Agreement”).

In my examination, I have assumed the genuineness of all signatures (other than those of officers of PEA on the Portfolio Management Agreement), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

I have been furnished with, and with your consent have relied upon, certificates of officers of PEA with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of New York and, to the extent consistent with the laws of the State of New York, the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Portfolio Management Agreement, generally.

Whenever a statement herein is qualified by “to my knowledge” or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as Chief Legal Officer of PEA.

Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

1. PEA is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. C §. 18-101, et seq.) with all necessary limited liability company power and authority to enter into and deliver the Portfolio Management Agreement and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration

Statement. Based solely on certificates from public officials, I confirm that PEA is qualified to do business in the following States: New York, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of PEA to perform its obligations under the Portfolio Management Agreement.

2. The execution, delivery and performance of the Portfolio Management Agreement by PEA have been duly authorized by all necessary limited liability company action of PEA and no other actions on the part of PEA or its sole member or any subsidiary of PEA or its sole member is necessary to authorize and consummate the transactions contemplated thereby, and the Portfolio Management Agreement has been duly executed and delivered by PEA.

3. The Portfolio Management Agreement constitutes a legally valid and binding agreement of PEA, enforceable against PEA in accordance with its terms.

4. Neither the execution and delivery of the Portfolio Management Agreement by PEA, nor the consummation by PEA of transactions contemplated thereby, nor compliance by PEA with any of the terms and provisions thereof will:

(i) violate any provision of the Limited Liability Company Agreement of PEA, effective July 1, 2001, as amended February 6, 2004

(ii) violate any federal, New York or, to my knowledge, Delaware statute, rule or regulation applicable to PEA (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as to which I express no opinion),

(iii) violate any agreement to which PEA is a party or by which it is bound and which is material to PEA’s businesses taken as a whole (the “Material Agreements”),

(iv) violate any order, writ, injunction or decree, known to me and applicable to PEA, or

(v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by PEA under any federal statute, rule or regulation applicable to PEA, except as have been obtained under the Act, the Investment Company Act or the Advisers Act.

No opinion is expressed in this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any antifraud, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for PEA’s businesses.

5. PEA is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment sub-adviser for the Fund as contemplated by the Portfolio Management Agreement, the Registration Statement and the Prospectus.

6. The description of PEA and its business, and the statements attributable to PEA, set forth in the Registration Statement and the Prospectus under the headings “Prospectus Summary—Portfolio Manager” and “Management of the Fund” do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against PEA of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of PEA to fulfill its obligations under the Portfolio Management Agreement.

The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

(a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

(c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

(d) the unenforceability of any provision requiring the payment of attorney’s fees, except to the extent that a court determines such fees to be reasonable.

In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of New York without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of New York in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

To the extent that the obligations of PEA may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Portfolio Management Agreement other than PEA are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Portfolio Management Agreement other than PEA have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Portfolio Management Agreement and to perform their respective obligations under the Portfolio Management Agreement; and (iii) the Portfolio Management Agreement has been duly authorized, executed and delivered by such parties other than PEA and, other than PEA, constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any foreign laws or regulations applicable to the transactions contemplated by the Portfolio Management Agreement or which may affect the Portfolio Management Agreement’s enforceability.

This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

Very truly yours,

SCHEDULE F

FORM OF LETTER FROM INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ], 2005

The Board of Trustees of

Nicholas-Applegate International & Premium Strategy Fund

1345 Avenue of the Americas

New York, New York 10105

UBS Securities LLC

299 Park Avenue

New York, New York 10171

as Managing Representative of the Underwriters

Ladies and Gentlemen:

We have audited the statement of assets and liabilities of Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) as of [    ], 2005 included in the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the “Act”) (File No. 333-[    ]) and under the Investment Company Act of 1940 (the “1940 Act”) (File No. 811-[    ]); such statement and our report with respect to such statement are included in the Registration Statement.

In connection with the Registration Statement:

1. We are independent public auditors with respect to the Fund within the meaning of the Act and the applicable rules and regulations thereunder.

2. In our opinion, the statement of assets and liabilities included in the Registration Statement and audited by us complies as to form in all respects with the applicable accounting requirements of the Act, the 1940 Act and the respective rules and regulations thereunder.

3. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through [      ], 2005, were set forth therein.

4. Fund officials have advised us that no financial statements as of any date subsequent to [      ], 2005, are available. We have made inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding whether there was any change at [      ], 2005, in the capital shares or net

F-1

assets of the Fund as compared with amounts shown in the [      ], 2005, statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

Very Truly Yours,

PRICEWATERHOUSECOOPERS LLP

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